Exhibit 99
                                                        ----------


                                        March 19, 2003

Jonathan G. Katz, Secretary
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

        Re:  Citizens Communications Company, SEC File No. 001-11001

Dear Sir:

Attached please find statements of the principal executive officer and the principal financial officer of Citizens Communications Company accompanying the filing today of the Annual Report on Form 10-K of the Company for the year ended December 31, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Please call me at (203) 614-5047 or, in my absence, Robert Larson at (203) 614-5104, if you have any questions.

                                        Sincerely,



                                        /s/ L. Russell Mitten
                                        -----------------------
                                        L. Russell Mitten

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350.
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Citizens Communications Company (the "Company") on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leonard Tow, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.



/s/ Leonard Tow
-------------------------
Leonard Tow
Chief Executive Officer
March 24, 2003




This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

A signed original of this written statement requird by Section 906 has been provided to Citizens Communications Company and will be retained by Citizens Communications Company and furnished to the Securities and Exchange Commission or its staff upon request.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350.
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Citizens Communications Company (the "Company") on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jerry Elliott, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.



/s/ Jerry Elliott
----------------------
Jerry Elliott
Chief Financial Officer
March 24, 2003




This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

A signed original of this written statement requird by Section 906 has been provided to Citizens Communications Company and will be retained by Citizens Communications Company and furnished to the Securities and Exchange Commission or its staff upon request.